SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2003

YARDVILLE NATIONAL BANCORP

(Exact name of issuer as specified in charter)

NEW JERSEY	0-26086	22-2670267
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2465 KUSER ROAD
HAMILTON, NEW JERSEY 08690
(Address of principal executive offices)

(609) 585-5100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Yardville National Bancorp Press Release dated October 20, 2003

Item 12. Results of Operations and Financial Condition.

On October 20, 2003, Yardville National Bancorp issued a press release reporting its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

YARDVILLE NATIONAL BANCORP

Date: October 21, 2003	By:	Stephen F. Carman

Stephen F. Carman
Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description

99.1	Yardville National Bancorp Press Release dated October 20, 2003